                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2010

                             MAYFLOWER BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS               000-52477              04-1618600
         -------------               ---------              ----------
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation or organization)     File Number)         Identification No.)


30 SOUTH MAIN STREET, MIDDLEBORO, MASSACHUSETTS             02346
-----------------------------------------------             -----
   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (508) 947-4343
                                                    --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

         On February 23, 2010, Mayflower Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the three and nine months ended January 31, 2010. For more information, reference is made to the Company's press release dated February 23, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 8.01       OTHER EVENTS
                ------------

         On February 23, 2010, the Company announced a cash dividend on the Company's outstanding shares of stock. The dividend of $0.06 per share will be paid on or about March 12, 2010 to stockholders of record on March 5, 2010.

         A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ----------------------------------

        (a)     Not applicable.


        (b)     Not applicable.


        (c)     Not applicable.


        (d)     The following exhibit is furnished herewith:


                Exhibit 99.1          Press Release dated February 23, 2010

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MAYFLOWER BANCORP, INC.
                                (Registrant)



Date: February 23, 2010         By: /s/ Edward M. Pratt
                                    -------------------------------------------
                                    Edward M. Pratt
                                    President and Chief Executive Officer